UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2022

Advantage Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38990	83-4629508

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
15310 Barranca Parkway, Suite 100
Irvine, CA		92618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 797-2900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ADV	The NASDAQ Stock Market LLC

Warrants to purchase Class A common stock	ADVWW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operations and Financial Condition

On August 9, 2022, Advantage Solutions Inc. (the “Company”) issued a press release announcing its financial results for the three months ended June 30, 2022. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On August 9, 2022, at 5:00 p.m. ET, the Company will host a conference call announcing its financial results for the three months ended June 30, 2022. A copy of management’s earnings presentation materials is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein. The presentation will be accessible, live via audio broadcast, through a link posted on the Investor Relations section of the Company’s website at https://ir.advantagesolutions.net. This presentation will be available for audio replay for one week following the call.

The Company makes reference to non-GAAP financial information in the press release and earnings presentation materials. The Company’s non-GAAP financial measures should be viewed in addition to and not as a substitute for or superior to the Company’s reported results prepared in accordance with GAAP. Reconciliation of these non-GAAP financial measures to the nearest comparable GAAP financial measures are contained in the data tables at the end of the press release and earnings presentation materials.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Advantage Solutions Inc., dated August 9, 2022 regarding results for three months ended June 30, 2022.
99.2	Management’s Earnings Presentation for Advantage Solutions Inc., dated August 9, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2022

ADVANTAGE SOLUTIONS INC.

By:   /s/ Brian Stevens

Brian Stevens

Chief Financial Officer and

Chief Operating Officer